================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: JANUARY 14, 1999
              (DATE OF EARLIEST EVENT REPORTED: NOVEMBER 6, 1998)
                                                ----------------


                               CLARUS CORPORATION
             (Exact name of Registrant as specified in its charter)



          DELAWARE                       0-24277                  58-1972600
State or other jurisdiction of    (Commission File No.)         (IRS Employer
(incorporation or organization)                              Identification No.)




                             3950 JOHNS CREEK COURT
                                   SUITE 100
                             SUWANEE, GEORGIA 30024
          (Address of principal executive offices, including zip code)
                                 (770) 291-3900
              (Registrant's telephone number, including area code)



                       (Former name or Former Address if
                           Changed Since Last Report)


================================================================================

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of Business Acquired

            The financial statements of Elekom Corporation for the year ended December 31, 1997 were included in Clarus' Form S-4 Registration Statement dated October 15, 1998, File No. 333-63535. The financial statements of Elekom Corporation for September 30, 1998, are contained in Exhibit 99.1.

        (b) Pro Forma Financial Information

            The pro forma financial information for the nine months ended September 30, 1998 is contained in Exhibit 99.2. The pro forma financial information for the year ended December 31, 1997 and the six months ended June 30, 1998 were included in Clarus' Form S-4 Registration Statement dated October 15, 1998, File No. 333-63535.

        (c) Exhibits
            --------

         2.1 Agreement and Plan of Reorganization dated August 31, 1998 by and between Clarus Corporation, Clarus CSA, Inc. and Elekom Corporation. Incorporated by reference from Exhibit 2.1 and Appendix A to the Company's Registration Statement on Form S-4 (File No. 333-63535)).

        99.1   Financial Statements of Elekom Corporation

        99.2   Pro forma financial information



                                   SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CLARUS CORPORATION


Date: January 13, 1999             /s/ William A. Fielder III
                              -----------------------------------------------
                              WILLIAM A. FIELDER III
                              Chief Financial Officer and Treasurer